SUMMARY PROSPECTUS ï APRIL 30, 2010 Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

Class I Shares

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.vankampen.com/lit/gtaa/I. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Portfolio’s prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2010, the Fund’s audited financial statements for the fiscal year ended December 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Portfolio’s annual report dated December 31, 2009, are all incorporated by reference into this Summary Prospectus. The Portfolio’s SAI and annual report may be obtained, free of charge, in the same manner as the Portfolio’s prospectus.

Investment Objective
The Portfolio’s investment objective is to seek capital appreciation over time.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Class I
Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%

Distribution and/or service (12b-1) fees	None

Other expenses	0.50%

Acquired Fund (i.e. underlying fund) fees and expenses	0.08%

Total annual portfolio operating expenses	1.33%

Fee waiver and/or expense reimbursement[1]	0.35%

Net annual portfolio operating expenses after fee waiver and/or expense reimbursement[1]	0.98%

1	The Portfolio’s investment adviser is currently waiving and/or reimbursing all or a portion of the Portfolio’s “Management fees” and/or “Other expenses.” The fee waivers and/or expense reimbursements are expected to continue (such that the sum of “Management fees” and “Other expenses” net of fee waivers and/or expense reimbursements does not exceed 0.90%) until such time that the Portfolio’s Board of Trustees acts to discontinue all or a portion of such fee waivers and/or expense reimbursements when it deems that such action is appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s net operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$100	$312	$542	$1,201

The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect Portfolio performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

The Portfolio’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The composition of the Portfolio’s portfolio will vary over time based upon the investment adviser’s evaluation through a combination of quantitative and fundamental analysis of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. Under normal market conditions, the Portfolio will invest at least 40% of its total assets in non-U.S. securities and other investments and will invest in generally eight or more countries (including the United States). The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio’s investments may be U.S. and non-U.S. dollar denominated. Portfolio securities are typically sold when the assessments of the Portfolio’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially change.

Under normal market conditions, the Portfolio invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities, inflation-linked fixed income securities and zero coupon and stripped securities. The Portfolio may invest a portion of its assets in below investment grade fixed income securities (also known as “junk bonds”). The Portfolio may invest in issuers of any size. The Portfolio may invest up to 10% of its total assets in other investment companies, including exchange traded funds (“ETFs”).

The Portfolio may purchase and sell certain instruments known as “derivatives,” such as options, futures contracts, options on futures contracts, swaps and currency-related transactions involving options, futures contracts, forward contracts and commodity linked derivatives (collectively, also referred to in the Portfolio’s prospectus as Strategic Transactions) for various portfolio management purposes and to mitigate risks. The Portfolio may invest in certain opportunistic investments, including precious metals and energy and other assets that trade in the commodity markets, through investment in commodity linked derivatives, real estate investment trusts (“REITs”) and foreign real estate companies.

Principal Investment Risks
An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. Investments in equity securities, including common and preferred stocks, generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities market, and while backed by the U.S. government, are not guaranteed against declines in their market prices. The values of convertible securities, including equity-linked convertible securities, tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. As interest rates change, zero coupon bonds often fluctuate more in price than securities that make regular interest payments and therefore subject the Portfolio to greater market risk than a portfolio that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Portfolio may incur higher expenses to protect the Portfolio’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

•	Income risk. The income you receive from the Portfolio is based primarily on prevailing interest rates, which can very widely over the short- and long-term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio’s income risk.

•	Prepayment or call risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio’s income and distributions to shareholders.

Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

•	Extension risk. The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

•	Inflation-linked fixed income securities risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Portfolio’s income level to fluctuate.

•	Foreign risks. Risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. Securities of emerging market country issuers may be subject to heightened levels of these risks. To the extent the Portfolio focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

•	Risks of investing in REITs and foreign real estate companies. Investing in REITs and foreign real estate companies makes the Portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs and foreign real estate companies may be less diversified than other pools of securities, and may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transaction; risks that the transaction may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid. Certain derivative instruments may give rise to a form of leverage, which could cause the Portfolio to sell securities when it may not be advantageous to do so and may cause volatility.

The Portfolio’s investments in commodity linked derivatives may subject the Portfolio to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of precious metals and precious metal related securities have historically been very volatile.

Performance Information
As of the date of the Portfolio’s prospectus, the Portfolio has not yet completed a full calendar year of investment operations. When the Portfolio has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. The information could serve as a basis for investors to evaluate the Portfolio’s risks by looking at how the Portfolio’s performance varies from year to year and how the Portfolio performance compares to a broad-based market index that the Portfolio’s investment adviser believes is an appropriate benchmark for the Portfolio. Past performance of the Portfolio is not indicative of its future performance.

Management Services
Van Kampen Asset Management is the Portfolio’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Francine J. Bovich	Managing Director	2008

Henry McVey	Managing Director	2009

Purchase and Sale of Portfolio Shares
Shares of each portfolio are sold only to separate accounts (the “Accounts”) of various insurance companies taxed as domestic insurance companies for federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the “Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the contract owners (the “Contract Owners”). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. Investors can contact their financial adviser for more information regarding the insurance company’s Accounts and class of the Portfolio’s shares available through such Accounts.

The Portfolio’s shares are redeemable. Payment for shares tendered for redemption by the insurance company is ordinarily made within seven days after tender in proper form. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form.

Tax Information
The Accounts may receive distributions from the Portfolio of dividends and capital gains, which may be taxable depending on the tax status of the insurance company to which the Account relates. See “Federal Income Taxation” in the Portfolio’s prospectus and the tax section of the accompanying Contract prospectus for more information.

Payments to Insurance Companies and
Other Financial Intermediaries
The Portfolio and its related companies may pay affiliates and certain insurance companies and/or financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the affiliates, insurance companies or other intermediary to recommend the Portfolio over another investment. Ask your insurance company for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: LITSUMGTAA I 4/10